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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 15, 1999


                         NATIONAL AIR CORPORATION, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



             000-22711
             ---------
     (Commission File Number)                    (I.R.S. Employer
                                                 Identification No.)



             701 N. Post Oak Road, Suite 350, Houston, Texas 77024
             -----------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (713) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)
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Item 1. Changes in Control of Registrant

        Effective June 15, 1999, National Air Corporation, Inc., a Nevada corporation ("Company"), acquired all of the issued and outstanding shares of capital stock of Berensgallery.com, Inc., a Nevada corporation ("Subsidiary"). In connection with such acquisition, the Company issued an aggregate of 2,900,000 shares of authorized but unissued common stock, $0.001 par value, to the shareholders of Subsidiary ("Shareholders"). The Shareholders exchanged an aggregate of 2,900,000 shares of Subsidiary common stock for the 2,900,000 shares of Company common stock. Currently therewith, the Company issued 862,495 shares of common stock to certain consultants, for services rendered pursuant to Regulation D of the Securities Act of 1933.

        In connection with the reorganization, Nick Lovato, Kirsten Lovato and Jeffrey Jenson resigned as directors and officers and were replaced by the following: Marc I. Berens, Chairman of the Board of Directors, President, and Chief Executive Officer; Yolana S. Berens, Director; and William Ranshaw, Director. These persons will hold office until the next respective annual meeting of the stockholders and directors or until their respective successors have been elected and qualified or their prior resignations or terminations.

        Upon the closing of the above-referenced transactions, there were 4,500,000 shares of Company common stock outstanding.

        To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a subsequent change in control of the Company.

Item 2. Acquisition or Disposition of Assets

        See Item 1 for discussion.

Item 3. Bankruptcy or Receivership

        Inapplicable

Item 4. Changes in Registrant's Certifying Accountant

        In connection with the above captioned acquisition, the Company changed its certifying accountant from Mantyla, McReynolds & Associates to Ham, Langston & Brezina, L.L.P. The dismissal of Mantyla, McReynolds & Associates was not the result of any disagreements on any matter involving accounting principles or practices, financial statement disclosure or auditing scope or procedure. The engagement of Ham, Langston & Brezina, L.L.P. was approved by the Company's board of directors.

Item 5. Other Events

        Inapplicable.

Item 6. Resignations of Registrant's Directors

        See Item 1 for discussion.

Item 7. Financial Statements and Exhibits

        (a) Financial Statements of Business Acquired.

            The appropriate financial statements will be filed with the Securities and Exchange Commission no

                                      -2-
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            later than seventy-five days after the consummation of the acquisition.


        (b) Pro Forma Financial Information.

            The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

        (c) Exhibits

            Plan of Reorganization.

Item 8. Change in Fiscal Year

        Inapplicable

                                      -3-
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL AIR CORPORATION, INC.



                                    By: /s/ Marc I. Berens
                                        ______________________
                                        Marc I. Berens
                                        Chief Executive Officer


DATE: June 30, 1999
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                                   EXHIBITS


Exhibit
  No.                                                       Page
-------                                                     ----

 2.1    Plan of Reorganization...........................   A-1